                                                                  Exhibit 10.206

                          [NEVADA TITLE COMPANY LOGO]

                            TRUSTEE'S DEED UPON SALE

FCL. NO. A2-05-0188 FCL                 R.P.T.T. $ 1,780.00
APN #:    139-17-601-004

     THIS INDENTURE, made SEPTEMBER 24, 2002 between NEVADA TITLE COMPANY a Nevada Corporation, as Trustee as hereinafter stated, herein called Trustee, and

READY MIX, INC., A NEVADA CORPORATION
herein called Grantee, WITNESSTH:

WHEREAS, NORTH AIRPORT CENTER LLC by Deed of Trust dated APRIL 6, 2001 and recorded on APRIL 10, 2001 in Book 20010410 of Official Records, as Document No. 01718 in the Office of the County Recorder of CLARK County, State of Nevada, did grant and convey to said Trustee, upon the trusts therein expressed, the property hereinafter described, among other uses and purposes to secure the payment of that certain promissory note and interest according to the terms thereof, and other sums of money advanced, with interest thereon, to which reference is hereby made, and,

WHEREAS, breach and default was made under the terms of said Deed of Trust in the particulars set forth in the Notice of said Breach and Default hereinafter referred to, to which reference is hereby made; and

WHEREAS, on MAY 22, 2002 the then Beneficiary, or holder of said note did execute and deliver to the Trustee written Declaration of Default and demand for sale and thereafter there was filed for record on MAY 31, 2002 in the office of the County Recorder of CLARK County, Nevada a Notice of breach and default and of election to cause the Trustee to sell said property to satisfy the obligation secured by said Deed of Trust, which Notice was recorded in Book 20020531 as Document No. 00337 of Official Records of said County, and,

WHEREAS, Trustee in consequence of said election, declaration of default, and demand for sale, and in compliance with said Deed of Trust and with the statutes in such cases made and provided, made and published for more than twenty (20) days before the date of sale therein fixed in a newspaper of general circulation printed and published in the county and state in which the premises to be sold is situated, Notice of Sale as required by law, containing a correct description of the property to be sold and stating that the Trustee would under the provisions of said Deed of Trust sell the property therein and herein described at public auction to the highest bidder for cash in lawful money of the United States on SEPTEMBER 24, 2002 at the hour of 9:00 AM o'clock of said day, at the 1st floor entrance of NEVADA TITLE COMPANY, 2500 North Buffalo Drive, Suite 150 in the city of Las Vegas, County of Clark, State of Nevada, and,

WHEREAS three true and correct copies of said Notice were posted in three of the most public places in the County of CLARK, State of Nevada, in which said sale was noticed to take place, for not less than twenty days before the date of sale therein fixed, and,

WHEREAS, compliance having been made with all of the statutory provisions of the State of Nevada and with all of the provisions of said Deed of Trust as to the acts to be performed and notices to be given and in particular, full compliance having been made with all requirements of law regarding the service of notices required by statute, and with the Soldiers' and Sailors' Relief Act of 1940, said Trustee, at the time and place did then and there at public auction sell the property hereinafter described to the said Grantee for the sum of SEVEN HUNDRED ELEVEN THOUSAND FIVE HUNDRED ONE AND NO/100 DOLLARS ($711,501.00), said Grantee being the highest and best bidder therefore.

                       [NEVADA TITLE COMPANY letterhead]

FCL NO.: A2-05-0188 FCL


NOW, THEREFORE, Trustee in consideration of the premises recited and the sum herein mentioned bid and paid by the Grantee the receipt whereof is hereby acknowledged, and by virtue of these premises, does GRANT AND CONVEY, but without warranty or covenants, express or implied, unto the said Grantee all right and interest under said Deed of Trust in that certain property situate in the County of CLARK State of Nevada, described as follows:

THAT PORTION OF THE SOUTHWEST QUARTER (SW 1/4) OF THE NORTHEAST QUARTER (NE 1/4) OF SECTION 17, TOWNSHIP 20 SOUTH, RANGE 61 EAST, M.D. M., DESCRIBED AS
FOLLOWS:

PARCEL ONE (1) OF THAT CERTAIN PARCEL MAP ON FILE IN FILE 98 OF PARCEL MAPS, PAGE 56, IN THE OFFICE OF THE COUNTY RECORDER OF CLARK COUNTY, NEVADA.

IN WITNESS WHEREOF the said NEVADA TITLE COMPANY, has this day, caused its corporate name to be affixed hereto and this instrument to be executed by its authorized officers.

DATED: SEPTEMBER 24, 2002

                                        NEVADA TITLE COMPANY, Trustee

                                        By: /s/ Sue Dudzinski
                                            --------------------------
                                        SUE DUDZINSKI, VICE-PRESIDENT


                                        BY /s/ Wendy McMillan
                                           ---------------------------
                                        WENDY MCMILLAN, VICE-PRESIDENT


STATE OF:      NEVADA
           ------------

COUNTY OF:     CLARK
           ------------

On SEPTEMBER 24, 2002, before me, a Notary Public, personally appeared
   ------------------
SUE DUDZINSKI AND WENDY MCMILLAN
--------------------------------
personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to this document and acknowledged
(they) executed it.

Signature /s/ K.N. KEEFER
          --------------------
          (Notary Public)

---------------------------------------
                  K. N. KEEFER
          Notary Public State of Nevada
[NOTARY          No. 90-0255-1
 SEAL]     My appt. exp. Jan. 11, 2006
---------------------------------------

MAIL TAX STATEMENTS TO:
ROBERT MORRIS, PRESIDENT
READY MIX, INC.
3430 E. FLAMINGO RD. #100
LAS VEGAS, NV. 89121

----------------------------------------------------
             CLARK COUNTY, NEVADA
         JUDITH A. VANDEVER, RECORDER
            RECORDED AT REQUEST OF:

             NEVADA TITLE COMPANY

    09-25-2002  08:17   JSB    2
    BOOK: 20020925  INST:  00165

    FEE:     15.00     BPTT:    1,780.00
           TRUSTEE DEED

CONFORMED COPY HAS NOT BEEN COMPARED TO THE ORIGINAL
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